9 Restricted cash (Tables)	12 Months Ended
Dec. 31, 2020
Deferred income tax and social contribution - G1 Plan
Schedule of restricted cash
	December 31, 2020	December 31, 2019

Agreement with the São Paulo municipal government (i)	29,599	17,068
Brazilian Federal Savings Bank – escrow deposits (ii)	272	2,245
Other	5,871	6,705
	35,742	26,018

(i)	Refers to the amount deducted from the 7.5% of municipal revenue transferred to the Municipal Fund for Environmental Sanitation and Infrastructure, corresponding to eventual amounts unpaid by direct management bodies, foundations and government agencies, as established in the agreement entered into with the municipal government of São Paulo; and

(ii)	Refers to savings account for receiving escrow deposits regarding lawsuits with final and unappealable decisions in favor of the Company, which are blocked as per contractual clause.